UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 17, 2023, the Company held its 2023 Annual Meeting of Shareholders (the "Annual Meeting").
Each of the director nominees were elected and all of the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the Annual Meeting.
Proposal 1: Elect four Class A Directors to serve three-year terms expiring in 2026.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Scott L. Carlton	A	19,957,425	2,036,895	21,431	1,310,798
Brenda K. Clancy	A	21,607,724	394,379	13,648	1,310,798
Kevin J. Leidwinger	A	21,629,136	364,178	22,437	1,310,798
Susan E. Voss	A	21,676,234	324,852	14,664	1,310,798
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
22,704,727	606,986	14,836	—
Proposal 3: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
21,341,426	636,200	38,125	1,310,798
Proposal 4: Shareholder advisory vote to approve the frequency of future shareholder votes on executive compensation.

Number of Shares
1 Year	2 Years	3 Years	Shares Abstained	Broker Non-Votes
19,321,638	873,446	1,772,033	48,634	1,310,798

Item 7.01. Regulation FD Disclosure.
Effective May 17, 2023, the Company announced the election of an officer for its subsidiary United Fire & Casualty Company. A copy of the Company’s press release announcing the voting results of the Annual Meeting and election of a new officer is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated May 18, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 18, 2023	/s/ Kevin J. Leidwinger
Kevin J. Leidwinger, Chief Executive Officer

2